NeurAxis®

NRXS

May, 2025

Forward Looking Statements

Information included herein has been prepared by NeurAxis, Inc. ("NeurAxis") or obtained from sources believed to be reliable, but the accuracy or completeness of such information is not guaranteed by and should not be construed as a representation by NeurAxis or any other person.

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Except for statements of historical fact, any information contained in this presentation may be a forward-looking statement that reflects NeurAxis's current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause events or NeurAxis actual activities or results to differ significantly from those expressed in any forward-looking statement. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "could", "would", "should", "plan", "predict", "potential", "project", "expect", "estimate", "anticipate", "intend", "goal", "strategy", "believe", and similar expressions and variations thereof. Forward-looking statements may include statements regarding NeurAxis's business strategy, the market size and potential growth opportunities of NeurAxis current and future product candidates, capital requirements and use of proceeds, pre-clinical and clinical development activities, the timeline for, and results of, clinical trials, regulatory submissions, and potential regulatory approval and commercialization of its current and future product candidates.

Although NeurAxis believes that the expectations reflected in such forward-looking statements are reasonable, such statements are based upon numerous estimates and assumptions with respect to industry performance and competition, general business, economic, market, and financial conditions and matters specific to the business of NeurAxis, all of which are difficult to predict and many of which are beyond the control of NeurAxis. NeurAxis cannot guarantee future events, results, actions, levels of activity, performance or achievements.

These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading "Risk Factors" in NeurAxis's filings with the Securities and Exchange Commission as well as risks, uncertainties and assumptions relating to or arising from: (1) the ability to integrate any potential new product candidates into NeurAxis's business in a timely and cost-efficient manner; (2) the cooperation of our contract manufacturers, clinical study partners and others involved in the development of our current and future product candidates; and (3) changes in applicable laws or regulations. Actual results and the timing of events could differ from those anticipated in such forward-looking statements as a result of these risks.

These forward-looking statements speak only as of the date of this presentation and NeurAxis undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

This presentation also contains estimates and other statistical data made by independent parties and by NeurAxis relating to market shares and other data about the neuromodulation industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates.

The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

This PowerPoint discusses ongoing research activities and investor-directed information with percutaneous electrical nerve field stimulator (PENFS) technology. Please note, that the PowerPoint includes information about technology and intended uses of that technology which have not been reviewed or approved/cleared by the U.S. FDA, and is being provided for informational purposes only. NeurAxis does not recommend or suggest the use of its PENFS™ IB-Stim™ device for uses beyond those that are cleared by the U.S. FDA. See https://ibstim.com/important-information/.

Who We Are

Neuromodulation Therapies for Chronic and Debilitating GI Conditions in Pediatrics and Adults

NeurAxis is a growth-stage Medtech company

Developing and commercializing neuromodulation therapies utilizing proprietary PENFS to address chronic and debilitating conditions in children and adults.

NeurAxis focuses on targeted therapies for the population suffering specifically from disorders of gut-brain interaction (DGBIs).

With two FDA indications in the market and additional clinical trials of PENFS in multiple pediatric and adult conditions underway, we are focused on unmet GI healthcare needs in children and adults.


PENFS
Vagus Nerve

Corporate Overview

We have **secured a Category I CPT® code** for the PENFS technology and **obtained expanded commercial payer coverage**, reinforcing our technology's clinical and economic value and increasing patient access nationwide.

Category I CPT Code – Streamlined Billing & RVUs
Effective January 1, 2026

PENFS Policy Coverage
51M Covered Lives expected to reach over 100M by 12/31/25

2024 Revenue – $2.7M
GM - 88%

2024 Units Sold
3,400



NeurAxis Quarterly Revenue

Strong Data = Strong Policy Coverage & Reimbursement = Strong Revenue Growth


+40%
+43%
+39%
-5%
Q2 2024
Q3 2024
Q4 2024
Q1 2025



FDA Pipeline - Indications and Timelines


Indication
2023
2024
2025E
2026E
2027E
Clinical Study*
Functional Abdominal Pain & Irritable Bowel Syndrome - Pediatric
Children's Wisconsin RCT**
RED – Adult
University of Michigan
Functional Dyspepsia (Nausea) - Pediatric
RCT/Registry
Functional Abdominal Pain & Irritable Bowel Syndrome - Adult
FDA
Device Extrapolation
Post-Concussion - Pediatric
FDA
Children's Hospital of Orange County RCT**
CVS - Pediatric
FDA
RCT**
Clinical Study
FDA
FDA Submission
FDA Indication
Launch/Commercialization

* Independently sponsored clinical studies; NeurAxis contributes to research funding, devices and other costs.
** RCT – Randomized Controlled Clinical Trial

NeurAxis PENFS[1]: First FDA Indicated Treatment for Pediatric FAP/IBS[2]

Strong Data = Strong Policy Coverage & Reimbursement = Strong Revenue Growth

Large Global Market with Significant Unmet Need

- $ 22B+ SAM[3] for target pipeline indications
  - $8B+ SAM[3] for target pediatric indications
  - $14B+ SAM[3] for target adult indications
- Current treatments are off-label pharmacological treatments with adverse side effects.

Unique, Innovative Product Supported by Clinical Evidence

- Highest GRADE Evidence via Guidelines
- Novel treatment targeting the brain-gut-axis
- ~1,000 published patients[4]

Clear Commercial Pathway

- FDA De Novo clearance – 1st to Market
- Technology specific CAT I CPT billing code
- Major Insurance Payer Coverage momentum

Seasoned Management and Board

- Experienced management team and Board of Directors
- Operations and infrastructure built to scale
- Path to profitability

1. Percutaneous Electrical Nerve Field Stimulation
2. FAB/IBS: Functional Abdominal Pain/Irritable Bowel Syndrome
3. Serviceable Available Market (SAM) - Calculated by the segment of the Total Available Market (TAM) that we can realistically target and treat..
4. Published patient - a patient who went through a study and the study was analyzed and now the study has been published in a peer-reviewed journal

$22B+ Serviceable Available U.S. Market (SAM) for Pipeline Indications

Pediatric Indications


$2B
Concussion
$1B CVS
$2B
Functional
Dyspepsia
$3B
FAP/IBS
$8B
Pediatric
SAM*

Adult Indications


$2B
RED
$12B
FAP/IBS
$14B
Pediatric
SAM*

Why Pediatrics?

- Significant unmet need
- Lack of FDA approved treatment options
- Single call point for future indications

Entering Pediatric markets first with:

- First FDA cleared treatment for Pediatric FAP/IBS
- Growing Body of Clinical Evidence
- Coding, Coverage and Payment
- KOL and AAP/NASPGHAN academic society endorsement

* Serviceable Available Market (SAM) - Calculated by the segment of the Total Available Market (TAM) that we can realistically target and treat.

Abnormal processing of signals to and from the gut

Disorders of the Gut-Brain Interaction (DGBIs)


GUT-BRAIN CONNECTION
Vagus Nerve

Functional Dyspepsia
Pain or discomfort located in the upper abdomen

Irritable Bowel Syndrome (IBS)
Characterized by abdominal discomfort or pain associated with defecation or a change in bowel habit.

Cyclic Vomiting Syndrome
Recurrent episodes of intense nausea and vomiting lasting hours to days with intervals of normal wellbeing lasting weeks to months.


Gastroenterology
Rome IV
ROME V
Disorders of Gut-Brain Interaction

DGBIs: A Problem with an Unmet Need

- No FDA-approved therapies for children with abdominal pain-related disorders of the gut-brain interactions (DGBIs).
- Disorders negatively impact quality of life and ability to function (attend school, sports, and social activities).
- Insufficient data to support the use of the most prescribed drugs, some with serious side effects.
- A growing number of families and providers are seeking non-pharmacologic alternatives for children



Established Technology with Demonstrated Safety and Efficacy

What is IB-Stim?

- PENFS system intended for patients 8-21 years of age with functional abdominal pain (FAP) associated with IBS
- Aids in pain reduction via neuromodulation to branches of Cranial Nerves (V,VII,IX and X)
- Non-drug and non-surgical device therapy that can be placed in an outpatient clinic
- Used 120 hours per week for 4 consecutive weeks

IB-STIM



FDA De Novo Clearance

CPT CAT I Code January 1, 2026

IB-Stim™ Research: By the Numbers

Strong Data = Strong Policy Coverage & Reimbursement = Strong Revenue Growth

16 Current Publications Utilizing NeurAxis' PENFS Technology

10 Types of Studies

- Double Blind Placebo Controlled
- Long-Term Data
- Registry Data
- Clinical fMRI Study
- Quality of Life Data
- Real World Clinical Data
- Pre-clinical Mechanistic Study
- Head-to-Head vs. SoC
- Health Economic Study
- Safety Data

13 Children's Hospital Study Sites

Boston Children's Hospital
Riley Children's Health, Indiana University Health
Cincinnati Children's
CHOC Children's
Children's Wisconsin
Duke Children's

Percutaneous Electrical Nerve Field Stimulation (PENFS)

How Does Neuromodulation Work?

*



Perforating branches
Superficial temporal a.
Anterior auricular aa.
Maxillary a.
Posterior auricular a.
External carotid a.


PFC
ACC
S1
-Trigeminal (V)
-Facial (VII)
-Glossopharyngeal (IX)
-Vagus (X)

1 **Access**
Direct access to central nervous system (CNS) through peripheral cranial nerves

2 **Stimulate**
Stimulation reduces firing of amygdala

3 **Change**
Induces changes in brain pathways/connectivity

* Second Generation Device Pictured

Data Does Not Support Standard Pharmacotherapy in Children with IBS

No data to support use of Antidepressants in Children with Functional Abdominal Pain

- Amitriptyline (TCA) did not beat placebo in RCT[1]
- Citalopram (SSRI) did not beat placebo in RCT[2]

Significant Risk of TCA Side Effects in Children

- Increased risk of suicidal ideation (black box warning)[3]
- Mood changes
- EKG disturbance[4]
- Long-term risk of dementia[5]

Substantial Patient Need for Safe & Effective, Non-Pharmacological Alternatives

- Growing number of families seeking alternative therapies for pain in children[6]

1. Saps M, Youssef N, Miranda A, et al. Multicenter, randomized, placebo-controlled trial of amitriptyline in children with functional gastrointestinal disorders. Gastroenterology. 2009;137:1261-1269.
2. Roohafza H, Pourmoghaddas Z, Saneian H, Gholamrezaei A. Citalopram for pediatric functional abdominal pain: a randomized, placebo-controlled trial. Neurogastroenterol Motil. 2014;26:1642-1650.
3. Jick H, Kaye JA, Jick SS. Antidepressants and the risk of suicidal behaviors. JAMA. 2004;292:338-343.
4. Chogle A, Saps M. Electrocardiograms changes in children with functional gastrointestinal disorders on low dose amitriptyline. World J Gastroenterol. 2014;20:11321-11325.
5. Coupland CAC, Hill T, Dening T, Morriss R, Moore M, Hippisley-Cox J. Anticholinergic Drug Exposure and the Risk of Dementia: A Nested Case-Control Study [published online ahead of print, 2019 Jun 24]. JAMA Intern Med. 2019;179:1084-1093.
6. Groenewald CB, Beals-Erickson SE, Ralston-Wilson J, Rabbitts JA, Palermo TM. Complementary and Alternative Medicine Use by Children With Pain in the United States. Acad Pediatr. 2017;17:785-793.

Growing Body of Clinical Evidence

Improvement of Global Symptoms in Patients with Irritable Bowel Syndrome


Global Symptom Improvement
%
100
90
80
70
60
50
40
30
20
10
0
82
26
*
67
22
#
48
22
PENFS
Sham
≥2
≥3
≥4

*Percent of patients reporting improvement of global symptoms using Symptom Response Scale score ≥2 (*p≤0.001), ≥3 (#p=0.002) and ≥4 (p=0.077)

Kovacic K, et al. Neurostimulation for abdominal pain-related functional gastrointestinal disorders in adolescents: a randomized, double-blind, sham-controlled trial. Lancet Gastroenterol Hepatol. 2017;2(10):727-737.


THE LANCET
Gastroenterology & Hepatology
Nov 2017
Articles
Articles
Health Policy

FDA Benchmark for Clinically Meaningful Endpoint

Treatment for abdominal pain-related functional gastrointestinal disorders in adolescents:

- Number Needed to Treat (NNT):
  The number of patients that need to be treated for one patient to get the targeted improvement (≥30% improvement).
- IB-Stim NNT=3
- IBS drugs in adults (lubiprostone, linaclotide, and rifaximin) NNT=6 to 14[2]


≥30% Improvement in Pain
% Responders
70"
60"
50"
40"
30"
20"
10"
0"
IB-Stim
Sham
p=0.02
Worst Pain

1. Krasaelap A, et al. Efficacy of Auricular Neurostimulation in Adolescents With Irritable Bowel Syndrome in a Randomized, Double-Blind Trial. Clinical Gastroenterology & Hepatology. Clin Gastroenterol Hepatol. 2020;(9):1987-1994
2. Wall GC, et al. Irritable bowel syndrome: a concise review of current treatment concepts. World J Gastroenterol 2014.

Functional Disability Scores at Long-Term Follow-Up

Improvement in Functional Disability in Patients with Irritable Bowel Syndrome


20
18
16
14
12
10
8
6
4
2
0
Moderate disability
Minimal disability
p=0.01
*
Baseline
Follow-up 2-3 months
Sham Device
IB-Stim



Improving functional disability (attending school and activities) is a marker of overall health and clinically meaningful beyond subjective pain measures.

Kovacic K, et al. Neurostimulation for abdominal pain-related functional gastrointestinal disorders in adolescents: a randomized, double-blind, sham-controlled trial. Lancet Gastroenterol Hepatol. 2017;2(10):727-737.

Largest Pediatric Registry in Children with DGBI

A multicenter registry study on percutaneous electrical nerve field stimulation for pediatric disorders of gut-brain interaction

Ashish Chogle [1], Khalil El-Chammas [2], Neha Santucci [2], Monica Grimm [3], Lev Dorfman [2], Kahleb Graham [2], Daniel R Kelly [4], Jason E Dranove [4], Rachel Rosen [5], Samuel Nurko [5], Joseph Croffie [6], Keshawadhana Balakrishnan [7], Eric H Chiou [7], Liyun Zhang [3], Pippa Simpson [3], Katja Karrento [3]

- Pediatric registry with “real world” clinical data
- 61% had failed ≥ 4 medications prior to treatment
- Sustained efficacy in abdominal pain up to 6-12 months after 4 weeks if IB-Stim treatment

TABLE 1 Participating centers

Participating centers	
Center	**Number of patients**
Cincinnati Children's Hospital	89
Children's Hospital of Orange County	75
Children's Wisconsin	65
Atrium Health Levine Children's Hospital	31
Boston Children's Hospital	18
Riley Hospital for Children	11
Texas Children's Hospital	3


API
4
3
2
1
0
Baseline
Week 1
Week 2
Week 3
3 months
6 months
Male
Female
n=74 n=56 n=62 n=56 n=24 n=19
n=214 n=177 n=167 n=153 n=51 n=49

A multicenter registry study on percutaneous electrical nerve field stimulation for pediatric disorders of gut-brain interaction. J Pediatr Gastroenterol Nutr. 2024

IB-Stim™ was equivalent or better than standard medications used for FAPDs

Percutaneous electrical nerve field stimulation compared to standard medical therapy in adolescents with functional abdominal pain disorders

Neha R Santucci [1, 2], Rashmi Sahay [3], Khalil I El-Chammas [1, 2], Kahleb Graham [1, 2], Mikaela Wheatley [1, 2], Madeleine Vandenbrink [2], Jennifer Hardy [1], Lin Fei [3]

TABLE 2 Changes in measures in each group.

Treatment	Measure	Visit	LS means (LCL, UCL)	Diff LS means (LCL, UCL)[a]	*p*-value
PENFS	API	Baseline	2.776 (2.398, 3.153)		
		3 mFU	2.006 (1.512, 2.499)	−0.77 (−1.169, −0.371)	0.001
	NSS	Baseline	2.45 (2.039, 2.861)		
		3 mFU	1.738 (1.01, 2.466)	−0.712 (−1.456, 0.032)	0.059
	FDI	Baseline	20.244 (16.09, 24.399)		
		3 mFU	14.382 (8.215, 20.55)	−5.862 (−11.652, −0.073)	0.048
Cypro-heptadine	API	Baseline	3.555 (2.77, 4.34)		
		3 mFU	3.252 (2.456, 4.049)	−0.303 (−1.022, 0.416)	0.377
	NSS	Baseline	2.603 (2.026, 3.181)		
		3 mFU	2.054 (1.463, 2.645)	−0.550 (−1.259, 0.160)	0.117
	FDI	Baseline	23.785 (19.161, 28.408)		
		3 mFU	20.604 (15.161, 26.047)	−3.181 (−8.053, 1.691)	0.185
Amitriptyline	API	Baseline	3.113 (2.045, 4.182)		
		3 mFU	2.3 (1.186,3.413)	−0.814 (−1.553, −0.074)	0.034
	NSS	Baseline	2.007 (1.192, 2.822)		
		3 mFU	1.445 (0.579, 2.311)	−0.562 (−1.262, 0.138)	0.101
	FDI	Baseline	15.944 (8.352, 23.537)		
		3 mFU	11.709 (2.597, 20.82)	−4.236 (−12.195, 3.723)	0.259

Examined using Chi square test.
PENFS, percutaneous electrical nerve field stimulation; API, abdominal pain index; NSS, nausea severity scale; FDI, functional disability inventory; LS, least square; LCL, lower control limit; UCL, upper control limit.
[a]negative values indicate reduction in outcome scores from baseline to 3month Follow Up visit.


Abdominal pain (API)
LSMean(95%CI)
4.0
3.5
3.0
2.5
p=0.21
p=0.04
p=0.64
Amitriptyline
Cyproheptadine
PENFS
Groups
Functioning (FDI)
LSMean(95%CI)
25
20
15
10
p=0.03
p=0.22
p=0.21
Amitriptyline
Cyproheptadine
PENFS
Groups

IB-Stim™ Go-to-Market Strategy

Strong Data = Strong Policy Coverage & Reimbursement = Strong Revenue Growth

NRXS Quarterly Revenue



-5%
+40%
+43%
+39%
Q2 2024
Q3 2024
Q4 2024
Q1 2025

2024 Policy Coverage

Total Plans	Total # Lives Covered
17 plans	~51M

Reimbursement Strategy

Technology Specific CPT Coding	
CPT CAT I code*	Effective 1/1/26
List Price	$1,195

Customers

Children's Hospitals
~ 260 in the U.S.

~33k U.S. Pediatricians

~10k U.S. Adult Gastroenterologists

* CPT CAT I Code Effective January 1st, 2026

NeurAxis IP Portfolio

- 13 issued and 9 pending patents
  - Device
  - Method
- U.S. IP runs through 2039 as of now
- International IP in process
- Freedom to operate completed


United States Patent
United States Patent
United States Patent
PATENT PROTECTED
PATENTED
PATENT PROTECTED

Collaborative Contract Manufacturing Partner

In-House Capabilities

- Office and factory in Indiana
- 69,000 square foot facility
  - Offices, factory, environmentally controlled room, warehouse, parts processing, assembly, quality control
- Medical device focused manufacturing established in 1990

Manufacturing Capacity

- Controlled, repeatable, monitored production process
- Kit production capacity sufficient for all NeurAxis projected needs
- New dedicated room built in 2022 for NeurAxis equipment and production
  - All NeurAxis materials now maintained in the room
  - Environmentally controlled build room

Quality Management System

- ISO 13485:2016 Certified
- FDA registered
- ITAR Registered

ISO FDA REGISTERED ITAR REGISTERED




IB-STIM


Medical Advisory Board



Dr. Samuel Nurko

Boston Children's Hospital
Until every child is well



Dr. Carlo Di Lorenzo

Nationwide Children's
When your child needs a hospital, everything matters.



Dr. Rachel Rosen

Boston Children's Hospital
Until every child is well



Dr. Kahlil El-Chammas

Cincinnati Children's
changing the outcome together



Dr. Miranda van Tilburg

UNC School of Medicine



Dr. Leonel Rodriguez

Yale University School of Medicine

Management Team



Brian Carrico
Chief Executive Officer, Board Member

St. Jude Medical
BARD



Dr. Adrian Miranda
Chief Medical Officer

Medical College of Wisconsin
Children's Hospital of Wisconsin



Timothy Henrichs
Chief Financial Officer

Renovo Home Partners
Follett
GE



Dr. Tom Carrico
Chief Regulatory Officer

Integrative Health Care Partners



Dr. Chris Brown
Director Of Innovation, Founder, Board Member

Army Dental Corps
United States Army Reserve
American Academy of Pain Management

Board of Directors



Beth Keyser
Board Member



Mitch Watkins
Board Member



Kirstin Ferge
Board Member



Brian Carrico
Chief Executive Officer, Board Member



Dr. Chris Brown
Director Of Innovation, Founder, Board Member

Dr. Gil Aharon
Board Member

Collective Experience:

Key Investment Highlights

Strong Data = Strong Policy Coverage & Reimbursement = Strong Revenue Growth

Large Global Market with Significant Unmet Need

- $22B+ SAM[1] for target pipeline indications
  - $8B+ SAM[1] for target pediatric indications
  - $14B+ SAM[1] for target adult indications
- Current treatments are off label pharmacological treatments with adverse side effects

Unique, Innovative Product Supported by Clinical Evidence

- Highest GRADE Evidence via Guidelines
- Novel treatment targeting the brain-gut-axis
- ~1,000 published patients[2]

Clear Commercial Pathway

- FDA De Novo clearance – 1st to Market
- Technology specific CAT I CPT billing code
- Major Insurance Payer Coverage momentum

Seasoned Management and Board

- Experienced management team and Board of Directors
- Operations and infrastructure built to scale
- Path to profitability

1. Serviceable Available Market (SAM) - Calculated by the segment of the Total Available Market (TAM) that we can realistically target and treat.
2. Published patient - a patient who went through a study and the study was analyzed and now the study has been published in a peer-reviewed journal

Expanding Portfolio of Next Generation Devices for Disorders of Gut-Brain Interaction

RED – Rectal Expulsion Device

- Developed at the University of Michigan enabling comprehensive constipation care for every adult gastroenterology practice
- RED is a self-inflating balloon expulsion test that allows for point-of-care testing to effectively identify patients with an evacuation disorder
- FDA 510(k) clearance December 6, 2024

RED

A screening tool for patients with chronic constipation


Compressed
Expanded

Red Device

Responsive Design

Designed to meet a specific need in the office as a point of care decision and fit into the workflow and time available of the physician

Market

- ~$2B market opportunity
- Current balloon expulsion testing requires a separate visit to a GI physiology laboratory
- Anorectal manometry is too expensive and time consuming to be practical

Unique Features

- Self-inflating
- Enables point-of-care testing (In-office use)
- Provides immediately actionable binary test results

Reimbursement

- Current CAT I CPT Code 91120
- Medicare reimbursement average: $463

Capital Structure

Stock Information	
Listing	NYSE
Symbol	NRXS
Share Price (May 22, 2025)	$3.03

Share Structure (May 22, 2025)	
Shares Outstanding	9.5 M
Warrants	1.7 M
Options/RSUs	2.2 M
Series B Preferred	3.9 M
Shares fully diluted	17.3 M

Financial Position (May 22, 2025)	
Cash Position	$6.8 M
Long-term debt	$0



Contact Information

Investor Relations

Ben Shamsian
Lytham Partners

646-829-9701
shamsian@lythampartners.com



NeurAxis®

Thank you